UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 20, 2006
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                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On December 20, 2006, Drew Gibson, the Chairman of the Board for SJW Corp. (the "Company"), notified the Company of his intention not to stand for re-election as a member of the Company's Board of Directors at the Company's 2007 Annual Meeting of Stockholders (the "Annual Meeting"). Mr. Gibson will serve as the Chairman of the Board of the Company until the Annual Meeting. The Company is deeply appreciative of Mr. Gibson's twenty-one years of service on the Company's Board of Directors and will miss his wise counsel.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SJW Corp.
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December 22, 2006            By:     /s/ Angela Yip
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                             Name:   Angela Yip
                             Title:  Chief Financial Officer
                                     and Treasurer